                                                                      Exhibit 10


                         CONSENT OF INDEPENDENT AUDITORS




We consent to the reference to our firm under the captions "Financial Highlights" in the Prospectus and "Auditors" in the Statement of Additional Information and to the incorporation by reference of our reports on LIR Premier Money Market Fund and LIR Premier Tax-Free Money Market Fund (two of the five funds comprising UBS Money Series) dated February 19, 2003 in this Registration Statement (Form N-1A No. 333-52965) of UBS Money Series.




                                ERNST & YOUNG LLP


New York, New York
April 28, 2003